SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

          Date Of Report (Date Of Earliest Event Reported): July 31, 2004

ASSURANCEAMERICA CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

RiverEdge One
Suite 600
5500 Interstate North Parkway
Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)
(770) 933-8911

(Registrant’s telephone number, including area code)

N/A

(Former Name if Changed Since Last Report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURE
EX-2.1 ASSET PURCHASE AGREEMENT
EX-10.1 PROMISSORY NOTE DATED JULY 31, 2004
EX-10.2 EMPLOYMENT AGREEMENT DATED JULY 31, 2004
EX-99.1 PRESS RELEASE

Item 2. Acquisition or Disposition of Assets

     On July 31, 2004, AssuranceAmerica Corporation (the “Company”) purchased substantially all of the assets of Thomas-Cook Holding Company (the “Seller”) pursuant to an Asset Purchase Agreement (the “Agreement”) with Trustway Insurance Agencies, LLC, the Seller and James C. Cook.

      Pursuant to the Agreement, as consideration for the purchased assets, the Company paid the Seller $462,000 in cash, issued the Seller a promissory note in the amount of $1,078,000, and issued the Seller 1,320,000 shares of the Company’s common stock. The various components of the purchase price were determined by arms’-length negotiations between the parties, and the cash portion of the purchase price was funded from the Company’s working capital. Notwithstanding the foregoing, a certain third party has a right of first refusal that expires on August 20, 2004, to purchase a portion of the Seller’s assets purchased by the Company. In the event this third party exercises its right to purchase such assets, the Company will be required to transfer back to the Seller such assets and the Seller will be required to repay the Company $189,000 and return 540,000 shares of the Company’s common stock. In addition, the original principal amount of the promissory note issued by the Company to the Seller will be decreased to $637,000. The Agreement is attached as Exhibit 2.1 and incorporated herein. The promissory note is attached as Exhibit 10.1 and incorporated herein. The Company’s press release of July 21, 2004, is attached as Exhibit 99.1 and also incorporated herein.

     In connection with the Company’s purchase of substantially all of the Seller’s assets, the Company entered into an Employment Agreement with James C. Cook, the Seller’s President. The Employment Agreement is attached as Exhibit 10.2 and incorporated herein.

Item 7. Exhibits

     The Company has not included in this Current Report on Form 8-K the financial statements of the acquired business and the pro forma financial information required by Item 7 of Form 8-K. The Company will file such financial statements and pro forma information in an amendment to this Form 8-K no later than October 14, 2004.

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated July 20, 2004 among Trustway Insurance Agencies, LLC, Thomas-Cook Holding Company, James C. Cook and AssuranceAmerica Corporation. (1)

10.1	Promissory Note dated July 31, 2004, issued by the Company to the Seller.

10.2	Employment Agreement dated July 31, 2004, by and between the Company and James C. Cook.

99.1	Press release, dated July 21, 2004.

(1) The schedules and certain exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The omitted schedules and exhibits from this filing will be provided upon request.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANCEAMERICA CORPORATION
Date: August 2, 2004	/s/ Robert J. Cormican
Robert J. Cormican
Senior Vice President and Chief Financial Officer